UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): September 15, 2009

AQUAMER MEDICAL CORP.

(Exact name of registrant as specified in its charter)

Delaware	000-52327	04-3516924
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

350 Merrimack Street, Building 5

Lawrence, Massachusetts 01843

(Address of principal executive offices) (Zip Code)

781-389-9703

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.  Departure Of Directors Or Certain Officers; Election Of Directors; Appointment Of Certain Officers; Compensatory Arrangement Of Certain Officers.

On September 15, 2009, Michael J. O’Hara and Ivan Berkowitz resigned as members of the board of directors of Aquamer Medical Corp. (the “Corporation”). There were no known disagreements between Messrs. O’Hara and Berkowitz and the Corporation on any matter relating to the Corporation’s operations, policies or practices. After the resignations of Messrs. O’Hara and Berkowitz, pursuant to the Corporation’s By-laws, the remaining member of the board of directors, Marshall Sterman, decreased the size of the board to one member.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Aquamer Medical Corp.
(Registrant)

Date: September 18, 2009	/s/ Marshall Sterman
(Signature)

Name: Marshal Sterman
Title: President & Chief Executive Officer